MERRILL LYNCH PREFERRED FUNDING III, L.P.

AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

THIS AMENDMENT (“Amendment”) to the Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), of MERRILL LYNCH PREFERRED FUNDING III, L.P., a Delaware limited partnership (the “Partnership”), dated as of January 16, 1998, is made and entered into as of March 7, 2014 by BANK OF AMERICA CORPORATION, a Delaware Corporation, the General Partner of the Partnership.

W I T N E S S E T H:

WHEREAS, pursuant to Section 14.1 of the Partnership Agreement, the Partnership Agreement may be amended by a written instrument executed by the General Partner without the consent of any Limited Partner provided any such amendment will not (A) cause the Partnership to be treated for United States federal income tax purposes as an association or a publicly traded partnership taxable as a corporation, (B) require the Partnership to register under the 1940 Act or (C) materially adversely affect the rights, privileges or preferences of the Partnership Preferred Securities;

WHEREAS, the General Partner has determined that it is desirable to amend the Partnership Agreement as set forth herein, to, among other things, require the General Partner to declare and pay Distributions on the Partnership Preferred Securities, to the extent funds are legally available therefor;

WHEREAS, the Amendment is permitted under the Partnership Agreement without the consent of any Limited Partner.

NOW THEREFORE, the General Partner desires to effect this Amendment to the Partnership Agreement as provided herein.

ARTICLE I
AMENDMENTS

1.1    Purposes of the Partnership. Section 2.3(f) of the Partnership Agreement is hereby amended by deleting the phrase “in its sole discretion” from the end thereof and replacing it with the phrase “, subject to the provisions of Section 6.2(b)”.

1.2    Distributions. Section 5.1 of the Partnership Agreement is hereby amended by deleting the phrase “The General Partner shall in its sole discretion determine” from the beginning of the second sentence thereof and replacing it with the phrase “Subject to the provisions of Section 6.2(b), the General Partner shall determine”.

1.3    Partnership Preferred Securities.

(a)    Section 6.2(b)(i) of the Partnership Agreement is hereby amended by deleting the phrase “in its sole discretion,” from the first sentence thereof.

(b)    Section 6.2(b)(ii) of the Partnership Agreement is hereby amended by deleting therefrom the following sentence:

“(ii) Distributions on the Partnership Preferred Securities will be payable quarterly in arrears if, as and when, declared by the General Partner on March 30, June 30, September 30 and December 30 of each year, commencing on March 30, 1998 (each a “Distribution Payment Date”).”

and replacing it with the following sentence:

“(ii) To the extent that the Partnership has funds legally available therefor, Distributions on the Partnership Preferred Securities must be declared quarterly and be paid in arrears on March 30, June 30, September 30 and December 30 of each year, commencing on March 30, 1998 (each a “Distribution Payment Date”).”

(c)    Section 6.2(c) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(c)    MANDATORY AND OPTIONAL REDEMPTION. (i) Upon repayment of any Affiliate Investment Instrument at maturity, prepayment or redemption of any Affiliate Investment Instrument, including as a result of the acceleration of such Affiliate Investment Instrument, the proceeds from such repayment, prepayment or redemption simultaneously shall be applied to redeem Partnership Preferred Securities at an amount per Partnership Preferred Securities equal to $25 plus accumulated and unpaid Distributions thereon, including any Compounded Distributions (the “Redemption Price”).

(ii)     Partnership Preferred Securities shall be redeemable at the option of the General Partner, in whole or in part, from time to time, on or after March 30, 2008, upon not less than 30 nor more than 60 days notice, at the Redemption Price. The Partnership may not redeem at the option of the General Partner the Partnership Preferred Securities in part unless all accumulated and unpaid Distributions, including any Compounded Distributions, have been paid in full on all Partnership Preferred Securities for all Fiscal Periods terminating on or prior to the date of redemption. If a partial redemption of the Partnership Preferred Securities at the option of the General Partner would result in the delisting of the Trust Preferred Securities (or, if the Trust is liquidated in connection with a Trust Special Event, or if a partial redemption would result in the delisting of the Partnership Preferred Securities), the Partnership may only redeem the Partnership Preferred securities in whole but not in part.”

(d)    Section 6.2(i)(1) of the Partnership Agreement is hereby amended by deleting therefrom the following clause:

“(3) the rights of the Holders of the Partnership Preferred Securities to receive Distributions (only if, and to the extent, declared by the General Partner, in its sole discretion, out of funds legally available therefor) on the Partnership Preferred Securities, and”

and replacing it with the following clause:

“(3) the rights of the Holders of the Partnership Preferred Securities to receive Distributions pursuant to Section 6.2(b), out of funds legally available therefor, on the Partnership Preferred Securities, and”

(e)    Section 6.2(i)(1) of the Partnership Agreement is hereby amended by deleting therefrom the following sentence:

“Under no circumstances, however, shall the Special Representative have authority to cause the General Partner to declare Distributions on the Partnership Preferred Securities nor to have any authority concerning the selection of Partnership Investments.”

(f)    Section 6.2(i)(3) of the Partnership Agreement is hereby amended by deleting therefrom the following sentence:

“Under no circumstances shall the Special Representative, any holder of Partnership Preferred Securities or any holder of Trust Preferred Securities have authority to cause the General Partner to declare distributions on the Partnership Preferred Securities.”

(g)    Section 6.2(i)(4) of the Partnership Agreement is hereby amended by deleting from the last sentence thereof the phrase “, in its sole discretion,”.

1.4    Reinvestment of Payments Received by the Partnership. Section 7.2(b) of the Partnership Agreement is hereby amended by deleting the word “The” at the beginning thereof and replacing it with the following:

“Subject to the provisions of Section 6.2(b)(ii) with respect to the payment of Distributions and Section 6.2(c)(i) with respect to the repayment of any Affiliate Investment Instrument, the”

1.5    Name and Address of General Partner. Section 2.7 and Sections 15.1(a) and 15.1(b) of the Partnership Agreement are hereby amended by deleting the name and address included in each such section and replacing this deleted information with the following:

Bank of America Corporation
Bank of America Corporate Center, NC1-007-06-11
100 North Tryon Street
Charlotte, North Carolina 28255-0001
Attention: Treasurer

With a copy to:
Bank of America Corporation
101 South Tryon Street, NC1-002-29-01
Charlotte, North Carolina 28255
Attention: General Counsel, Legal Department

ARTICLE II
MISCELLANEOUS

2.1    Partnership Agreement. Except as set forth herein, the Partnership Agreement shall remain in full force and effect.

2.2    Headings. The Article and Section headings of this Amendment have been inserted for convenience of reference only, are not to be considered part of this Amendment and shall in no way modify or restrict any of the terms or provisions hereof.

2.3    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

2.4    Defined Terms. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Partnership Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed as of March 7, 2014.

BANK OF AMERICA CORPORATION,
General Partner of Merrill Lynch Preferred
Funding III, L.P.
By:	/s/ Ross E. Jeffries, Jr.
	Name:	Ross E. Jeffries, Jr.
	Title:	Deputy General Counsel and Corporate Secretary